UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 26, 2004

The First Marblehead Corporation

(Exact name of registrant as specified in charter)

Delaware	001-31825	04-3295311
(State or other juris- diction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

The Prudential Tower 800 Boylston Street, 34th Floor Boston, Massachusetts		02199-8157
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (800) 895-4283

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

On October 26, 2004, The First Marblehead Corporation (the “Corporation”) entered into a restricted stock unit agreement (each, a “Restricted Stock Unit Agreement”) with each of the executive officers of the Corporation listed below.  Each Restricted Stock Unit Agreement evidences a grant by the Corporation of restricted stock units (“RSUs”) under the Corporation’s 2003 Stock Incentive Plan.  The number of RSUs granted to each of the recipients is set forth opposite his or her name below:

Name	Title	RSUs
Andrew J. Hawley	President, First Marblehead Education Resources, Inc.	15,000

Anne P. Bowen	Executive Vice President, Corporate Planning	15,000

Each RSU represents the right to receive in the future one share of the common stock of the Corporation, subject to the terms and conditions of the Restricted Stock Unit Agreement.  The RSUs will vest as to one-third of the original number of RSUs on each of the third, fourth and fifth anniversaries of the grant date.  In the event that the recipient’s employment with the Corporation is terminated by reason of death or disability, the RSUs will fully vest.  If the recipient’s employment with the Corporation is terminated for a reason other than Cause (as defined in the Restricted Stock Unit Agreement), then the number of RSUs which will vest will be determined as though the recipient’s employment had terminated on the anniversary of the grant date that next follows the date of actual termination.  Upon the occurrence of a Reorganization Event (as defined in the Restricted Stock Unit Agreement), the RSU will represent a right to receive the cash, securities or other property that one share of common stock of the Corporation was converted into, or exchanged for, pursuant to such Reorganization Event.  In addition, the RSU will fully vest if, on or prior to the second anniversary of the date of the consummation of the Reorganization Event, the recipient’s employment with the Corporation or the Corporation’s successor is terminated for Good Reason (as defined in the Restricted Stock Unit Agreement) by the recipient or is terminated without Cause (as defined in the Restricted Stock Unit Agreement) by the Corporation or the Corporation’s successor.

The form of Restricted Stock Unit Agreement has been attached to this Current Report on Form 8-K as Exhibit 10.1, which is incorporated herein by reference, and the following summary is qualified entirely by reference thereto.

Item 2.02.  Results of Operations and Financial Condition

On October 28, 2004, the Corporation announced its financial results for the fiscal quarter ended September 30, 2004.  The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 2.02 of this Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.  Financial Statements and Exhibits

(c)           Exhibits

The following Exhibit 99.1 relating to Item 2.02 shall be deemed to be furnished, and not filed:

10.1                         Form of Restricted Stock Unit Agreement

99.1                         Press Release entitled “First Marblehead Reports First Quarter 2005 Financial Results”, issued by the Corporation on October 28, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE FIRST MARBLEHEAD CORPORATION

Date: October 28, 2004	By:	/s/ Donald R. Peck
Donald R. Peck

Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Restricted Stock Unit Agreement

99.1	Press release entitled “First Marblehead Reports First Quarter 2005 Financial Results”, issued by the Corporation on October 28, 2004